Exhibit 99.2

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of

1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate,"
"project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Flagstone’s: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures.

These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report or Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued;
competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; other factors, most of which are beyond Flagstone’s control.

Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT US

OUR STRATEGY

    Leverage our global operating

    platform

    Lead the industry in the

    utilization of proprietary

    analytics

    Expand our strong broker and

    customer relationships through

    industry leading service

    Employ our capital markets

    expertise to optimize our return

    and expand our opportunities

    Maintain an energetic culture

    that continuously challenges best

    practices

OUR OBJECTIVES

    Grow fully diluted book value per

    share

    Obtain and maintain “A” level

    ratings from multiples agencies

GROWTH.  STRENGTH. COMMITMENT.

THE FLAGSTONE DIFFERENCE

Consider the Flagstone

difference….

      GLOBAL PLATFORM

      Unique, efficient, and

      scalable

      TECHNOLOGY

      Cutting - edge analytics for

      superior service and risk

      analysis

      DIVERSIFICATION

      Balanced, conservative and

      strategic.

GLOBAL PLATFORM

THROUGH THE EFFICIENCY
OF OUR GLOBAL PLATFORM,
FLAGSTONE IS ABLE TO:

                                Offer fast, efficient
service to clients 24 hours a day

                                Respond rapidly to
submissions

                                Source more risks and
be more selective in the

risks we choose

                                Penetrate local
markets – source business that
wouldn’t typically be directed to
larger markets

                                Retain more
professional talent in comparison
to companies several times our
size

TECHNOLOGY

WHERE TECHNOLOGY

MEETS UNDERWRITING

    Entire company integrated

    through technology

    Centralized underwriting systems

    and controls – single system

    Fully integrated work flow,

    underwriting & risk management

    system

    Combination of commercial

    models and in-house solutions to

    effectively control, monitor and

    analyze data

    Real-time portfolio simulation

    and analysis

    Marginal pricing analysis &

    underwriting

    Assess capital adequacy relative

    to internal risk tolerance and

    regulatory criteria

DIVERSIFICATION

      Balanced portfolio with

      significant international

      exposures

- 45% US, 55%  International

      Limit on zonal exposures

- 60% of capital

      Conservative methodology

- 1 in 100 PML of $236m

- 1 in 250 PML of $311m

      Strategic partnerships &

      acquisitions

      Multi-line reinsurance  and

      insurance. Growing specialty

      lines and insurance

      Analyze large amounts of risk -

      selective on the risks we

      choose

DIVERSIFICATION

GLOBALLY

DIVERSIFIED

MULTI-LINE

North America

45.1%

$406,737

Europe

12.2%

$110,138

Worldwide Risks

23.1%

$207,725

Caribbean

9.3%

$83,851

Japan & Australasia

5.6%

$50,492

Other

4.7%

$42,185

Property Catastrophe

54.8%

$493,673

Property

14.1%

$127,646

Short-Tail Specialty &
Casualty

22.8%

$205,265

Insurance

8.3%

$74,544

`

GROSS PREMIUMS WRITTEN BY GEOGRAPHIC AREA

For the period April 1st, 2008 – March 31st, 2009

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

For the period April 1st, 2008 – March 31st, 2009

PERFORMANCE: PEER ANALYSIS

2008    UNDERWRITING

PROFITABILITY – LOSS

RATIO (as reported)

2008    UNDERWRITING

PROFITABILITY – LOSS

RATIO (ex releases)

Source: Company reports

80%

70%

60%

50%

40%

30%

20%

10%

0%

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

PERFORMANCE: PEER ANALYSIS

2008    DILUTED BOOK
VALUE  (ex investment
returns & dividends)

CHANGE IN DBV

2008    GROWTH

TOP-LINE GROWTH

(ex –RP)

Source: Company reports

6%

4%

2%

0%

-2%

-4%

-6%

-8%

-30%

-20%

-10%

0%

10%

20%

30%

40%

PERFORMANCE: PEER ANALYSIS

2008   DIVERSIFICATION
& USE OF CAPITAL

NET HURRICANE

LOSSES TO CAT
PREMIUMS

2008   NET HURRICANE
(IKE/GUSTAV) LOSSES

(millions of USD)

Source: Company reports

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

PERFORMANCE: PEER ANALYSIS

3 YEAR ANALYSIS

UNDERWRITING
PROFITABILITY LOSS
RATIOS (as reported)

*Loss ratio for non-life segment

** Calculated as a straight average of 3 ratios

OUR POSITION

THE CURRENT FLAGSTONE

OPPORTUNITY

      Clean, conservative investment

      portfolio – 90% of assets in high

      grade fixed income

      No exposure to potential

      casualty problems: D & O,

      E &O, Financial institutions

      Hard market for short-tail

      property cat & specialty lines

      FSR restructured into

      Switzerland – domiciled

      company

      Profit from problems of others –

      XL, AIG, Swiss Re

      Significant book value discount

OUR POSITION

FINANCIAL HIGHLIGHTS

As at 31 March 2009

$ in thousands (except per
share data)

For 3 months ended

31 March 2009

Total Assets

$2,472,039

Long Term Debt

$265,306

Shareholder’s Equity

$1,024,123

Total Capital

$1,289,429

Debt/Capital

20.6%

Basic Book Value per Share

$12.04

Diluted Book Value per Share

$11.60

Gross Premiums Written

$361,485

Net Premiums Earned

$172,835

Loss Ratio

44.3%

Combined Ratio

80.4%

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Crawford House, 23 Church Street,

Hamilton, HM 11, Bermuda

www.flagstonere.com